EXHIBIT 99.1.B

                       CONVERTIBLE SUBORDINATED DEBENTURE

THIS DEBENTURE HAS NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SUCEUTITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OR UNLESS THE SAME IS REGISTERED AND QUALIFIED IN ACCORDANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.


                                PIZZA DONINI INC.

                 ONE (1) YEAR CONVERTIBLE SUBORDINATED DEBENTURE
                           PRINCIPAL AMOUNT: $500,000
                             DUE: SEPTEMBER 1, 2001

PIZZA DONINI INC. a corporation duly organized and existing under the laws of Canada, hereinafter referred to as the Company, for value received, hereby promises to pay to Bartholemew International Investments, (the registered Holder hereof) the principal sum of FIVE HUNDRED THOUSAND DOLLARS ($500,000.00) on September 1, 2001, upon presentation and surrender of this Debenture at the office of the Company in Montreal, Quebec, (or such other office as the Company may designate), in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest thereon at such office from the date hereof at the rate of fourteen percent (14%) payable from the date of any default by the Company. Notwithstanding the foregoing, in the event this Debenture is converted prior to the due date no interest shall be due.

         1. CONVERSION. This Debenture shall be converted into fifteen (15%) percent shares of Common Stock to be received in connection with the acquisition of the majority of shares of PRS Sub VI and will be registered by the Company as part of its next succeeding registration statement on Form SB-2 or S-1. The issuance of shares of common stock to the Holder shall be on a fully diluted basis and the number shall be adjusted accordingly.

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         Each stock certificate evidencing the Common shares of the Company delivered pursuant to conversion, as set forth herein, shall be registered in the name of the registered holder hereof, subject to compliance with federal and state security laws. No fractional shares will be issued upon conversion, but an adjustment in cash will be made.

         The following legend will be placed on all stock certificates representing Common shares of the Company issued in accordance with the terms of this Debenture.

         THE SHARES OF COMMON STOCK OF THE COMPANY EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW, AND SUCH SHARES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THE SAME ARE REGISTERED AND QUALIFIED IN ACCORDANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.

         2. SUBORDINATION. The indebtedness evidenced by this Debenture is subordinate and subject to the prior payment in full of all indebtedness of borrowed money as may be evidenced by a note or similar instrument ("Senior Indebtedness") of the Company, whether outstanding at the date of the Debenture or thereafter incurred, and the holder of this Debenture, by his or her acceptance hereof or thereof, agrees to and shall be bound by such subordination agreement or other evidence of subordination as any holder, or prospective holder, of Senior Indebtedness may require.

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         3.  DEFAULT. In case an "Event of Default" shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become due and payable, in the manner, with the effect, and subject to the following conditions. An Event of Default shall occur if any payment is not made within fifteen (15) business days following receipt by the Company of written notice from the registered holder the payment of monies due hereunder has not been made, or if the Company shall fail to provide the appropriate number of shares of Common Stock in the event of conversion hereunder; provided, however, that the Company must first receive notice from the registered holder hereof that any such conversion was incorrectly dealt with, and after the Company has been given every opportunity to correct any deficiency in its performance regarding such conversion. Upon the occurrence of an Event of Default the holder of this Debenture may:

         (A) Declare all unpaid principal and interest owing holder to be forthwith due and payable; and

         (B) Collect interest on the principal balance owing hereunder at the rate of fourteen percent (14%) from the date of such default, and, in addition, if this Debenture is referred to an attorney for collection, collect a reasonable attorney's fee not to exceed ten (10%) of the amount owing thereon as collection costs, plus court costs, which sum shall be added to the amount due on the Debenture, and shall be chargeable to and payable by the Company.

         4. REGISTRATION RIGHTS. The Holder of this Debenture may elect to have the shares of Common Stock into which this Debenture is convertible included in any registration statement filed provided the Company unless any underwriter shall determine that such inclusion will unduly impair the primary corporate purpose of the underwriting.

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         5.  CORPORATE CHANGES.

         (A) Stock Changes. If the Company issues additional shares of its stock via a stock dividend, stock split, or stock subdivision of its Common Shares, then: (1) the number of shares for which the holder of this Debenture retains the right to purchase will be automatically adjusted to cover the proportionate percentage to which it would be applicable without such action; and (2) the conversion agreement stipulated in Paragraph "1" of this Debenture will be adjusted so that the total holdings of the registered Holder hereof remain in the same ratio to the number of shares outstanding.

         (B) Corporate Reorganizations. If there is a consolidation, merger or capital reorganization of the Company, or any sale of substantially all of the assets, or a majority of the Common Stock, of the Company to another corporation or entity, the Company with the result that its or its successors shares of Common Stock are traded publicly in the U.S. securities market will notify the registered holder hereof, and such holder shall have thirty (30) days to elect to:

                  (i) Convert all, but not part, of the principal and earned interest into Common Stock of the Company or its successors in accordance with the terms of this Debenture; and

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                  (ii)     Failing any such conversion, the Company may, on the
                           effective date of any such action by the Company elect to either; (a) pay the principal amount and earned interest then outstanding as adjusted to twelve percent (12%); or (b) retain the principal amount as debt, with the registered holder losing all rights to any further conversion of either principal or interest, and pay the registered holder such principal and interest thereon, at the times specified in this debenture; and

                  (iii) In the case of the sale of a majority of Common Stock of the Company, as set forth in paragraph 5 (B), above, and the registered holder has elected to convert all of the principal and earned interest into Common Stock of the Company, or its successor as set forth in paragraph 5 (B) (i), above, then, and in only such an event, the registered holder shall:

                           a) At the request of the Company agree to sell the same proportionate part of the aggregate of such registered holder's Common Stock (received hereunder) as the majority agrees to sell for the same consideration per Common Share and otherwise on the same terms and conditions obtained by the majority; and


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                           b)       Shall have the right to sell the same
                                    proportionate part of the aggregate of such registered holder's Common Stock (received hereunder) as the majority agrees to sell for the same consideration per Common Share and otherwise on the same terms and conditions obtained by the majority.

         6. TAXES. The tax consequences associated with this Debenture are complex and can depend upon the particular circumstances of the registered Holder. Accordingly, the registered Holder should consult a tax advisor with respect to the tax treatment of any monies received hereunder.

         7. ASSIGNMENT. Neither this debenture, nor any of the rights of the registered Holder hereunder, shall be assigned or assignable by the registered Holder, except in the event of his or her disability, incapacity or death, without the express written consent of the Company.

         8. PRINCIPAL OBLIGATION. No provision of this Debenture shall alter or impair the obligation of the Company to fulfill its obligations under this Debenture, which are absolute and unconditional, and, except in the event of conversion or other occurrence as set forth herein, to pay the principal and interest on this Debenture, at the place, at the respective times, at the rate, and in the currency herein prescribed.

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         9.  AUTHENTICATION. This Debenture shall not become valid or obligatory for any purpose until signed on behalf of the Company by its President, the corporate seal affixed hereto, and attested by the signature of the Secretary or Assistant Secretary.


         ATTEST:                       PIZZA DONINI INC.


                                       By: /s/ PETER DEROS
         -------------------------         -------------------------
                       , Secretary         Peter Deros, President


Date:  September 1, 2000


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